Morgan Funshares, Inc.

                                 ANNUAL REPORT

                               DECEMBER 31, 2001

Dear Shareholder,

     As you will recall, our original name was "Sin Shares" because we were invested in tobacco. As time went on, we found that investing in sin was not our strength but investing in companies who produce small ticket, habit forming commodities was. We still own the original tobacco shares which miraculously have held their value. This shows the power of good management because of the harassment the tobacco companies have suffered is tremendous.

     In the meantime, we have purchased shares in companies making habit forming products such as Johnson & Johnson's Band Aids, Proctor and Gamble's soap and Kimberly Clark's Kleenex. These products are a long way from sin but they are good, habit forming products, which is our present mission.

     We have kept this fund "closed end" to avoid the possible consequences of a selling panic. In case of a real panic in the stock market, mutual fund managers are required to sell securities in their portfolios to raise cash to provide for the redemption of shares from any shareholder who wishes to sell their shares. In case of a panic, the securities would have to be sold at a huge discount which would severely injure the fund's value. With a closed end fund, the shares of any shareholder wanting out can, of course, be sold on the stock exchange. It would not be hard to find a buyer and this transaction would not injure the other shareholders.

     Our policy of never selling is still in effect. As always, we would like your opinion on this.

/s/Burton D. Morgan

Burton D. Morgan
Chairman

(Graph Omitted)

--------------------------------------------------------------------------------
 MORGAN FUNSHARES
================================================================================
                                                         Schedule of Investments
                                                               December 31, 2001
--------------------------------------------------------------------------------
 Shares/Principal Amount                          Market Value       % of Assets
--------------------------------------------------------------------------------
 Beverage Alcoholic
   12,000 Anheuser Busch Cos, Inc.                   $ 542,520             5.98%
                                                     ---------
 Beverage Non-Alcoholic
    8,000 Coca Cola Co.                                377,200
   10,000 PepsiCo, Inc.                                486,900
                                                     ---------
                                                       864,100             9.51%
 Computer Services
   30,000 AOL Time Warner, Inc.*                       963,000            10.60%
                                                     ---------

 Consumer Products -Retail
    4,000 Eastman Kodak Co.                            117,720             1.30%
                                                     ---------

 Consumer Products -Paper
    8,000 Kimberly Clark Corp.                         478,400             5.27%
                                                     ---------

 Consumer Products -Food
    6,400 McDonald's Corp.                             169,408
   10,000 Wm. Wrigley Jr. Co.                          513,700
                                                     ---------
                                                       683,108             7.52%
 Drugs & Toiletries
    4,000 Pfizer, Inc.                                 159,400
    2,500 Proctor & Gamble Co.                         197,825
                                                     ---------
                                                       357,225             3.93%
 Electronic Semiconductor
    4,500 Intel Corp.                                  141,525             1.56%
                                                     ---------

 Entertainment
    5,000 Harrah's Entertainment, Inc.*                185,050
    8,000 Vivendi Universal (a)                        430,320
    9,000 Walt Disney Co.                              186,480
                                                     ---------
                                                       801,850             8.83%
 Gaming
   10,000 International Game Technology*               683,000             7.52%
                                                     ---------

(a) American Depository Receipts
* Non-Income producing securities

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 MORGAN FUNSHARES
================================================================================
                                                         Schedule of Investments
                                                               December 31, 2001
--------------------------------------------------------------------------------
 Shares/Principal Amount                          Market Value       % of Assets
--------------------------------------------------------------------------------
 Healthcare Products
   12,000 Bristol Myers Squibb Co.                     612,000
    8,000 Gillette Co.                                 267,200
   24,000 Johnson & Johnson                          1,418,400
                                                     ---------
                                                     2,297,600            25.29%
 Medical Equipment & Supplies
    1,200 Zimmer Holdings, Inc.*                        36,648             0.40%
                                                     ---------

 Tobacco
   15,000 Phillip Morris Companies Inc.                687,750
    2,000 RJ Reynolds Tobacco Holdings                 112,600
                                                     ---------
                                                       800,350             8.81%

 Total Common Stocks (Cost $3,485,230)               8,767,046            96.51%
                                                     ---------

 Cash Equivalents
  329,808  Fountain Square Reserves
                   (Cost $329,808)                     329,808             3.63%
                                                     ---------

           Total Investments (Cost $3,815,038)       9,096,854           100.14%

           Liabilities in Excess of Other Assets       (12,583)           -0.14%
                                                     ---------

           Net Assets                              $ 9,084,271           100.00%
                                                   ===========


(a) American Depositary Receipts
* Non-Income producing securities.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MORGAN FUNSHARES
================================================================================
Statement of Assets and Liabilities
     December 31, 2001

Assets:
     Investment Securities at Market Value                           $ 9,096,854
          (Identified Cost $3,815,038)
     Dividends and Interest Receivable                                    14,497
                                                                      ----------
               Total Assets                                            9,111,351
Liabilities
     Payables:
          Investment Advisory Fee Payable                                  5,676
          Accrued Expenses                                                21,404
                                                                          ------
               Total Liabilities                                          27,080

Net Assets                                                           $ 9,084,271
                                                                     ===========
Net Assets Consist of:
     Capital Paid In                                                   3,802,445
     Accumulated Undistributed Realized Gain
         (Loss) on Investments - Net                                          10
     Unrealized Appreciation in Value
          of Investments Based on Identified
          Cost - Net                                                   5,281,816
                                                                       ---------
Net Assets, for 1,175,990 Shares Outstanding                         $ 9,084,271
                                                                     ===========
Net Asset Value and Redemption Price
     Per Share ($9,084,271/1,175,990 shares)                              $ 7.72


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MORGAN FUNSHARES
================================================================================
 Statement of Operations
         For the year ending December 31, 2001

Investment Income:
     Dividends                                                        $ 140,316
     Interest                                                             5,390
                                                                          -----
          Total Investment Income                                       145,706
Expenses
     Management Fees (Note 2)                                            75,088
     Accounting & Pricing Fees                                           46,619
     Legal Fees                                                          24,208
     Audit Fees                                                          11,997
     Printing & Other Miscellaneous Expenses                             11,507
     Custodial Fees/Transfer Agent Fees                                   7,476
     Registration Fees                                                    3,902
     Trustees' Fees                                                       2,900
                                                                          -----
          Total Expenses                                                183,697

Net Investment Loss                                                     (37,991)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                 68,811
     Unrealized Gain (Loss) from Appreciation
          (Depreciation) on Investments                                (520,713)
                                                                      ---------
Net Realized and Unrealized Gain (Loss) on Investments                 (451,902)
                                                                      ---------

Net Increase (Decrease) in Net Assets from Operations                $ (489,893)
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MORGAN FUNSHARES
================================================================================
Statement of Changes in Net
    Assets
                                                       1/1/2001         1/1/2000
                                                            to               to
                                                     12/31/2001       12/31/2000
From Operations:
     Net Investment Loss                             $ (37,991)       $ (47,216)
     Net Realized Gain
       (Loss) on Investments                            68,811          130,924
     Net Unrealized Appreciation
       (Depreciation)                                 (520,713)         885,535
                                                      ---------         -------
     Increase (Decrease) in
        Net Assets from Operations                    (489,893)          69,243

From Distributions to Shareholders
     Net Investment Income                                   0                0
     Net Realized Gain from
        Security Transactions                          (43,536)               0
                                                       --------               -
     Total from Distributions                          (43,536)               0

From Capital Share Transactions:
     Proceeds From Sale of  Shares                           0                0
     Reinvestment of Dividends                               0                0
     Cost of  Shares Redeemed                                0                0
                                                            --                -
                                                             0                0

Net Increase/(Decrease) in
    Net Assets                                         533,429)         969,243
                                                       --------         -------

Net Assets at Beginning of
    Period                                            9,617,700       8,648,457
                                                     ----------       ---------
Net Assets at End of Period                         $ 9,084,271     $ 9,617,700
                                                   ============     ===========


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MORGAN FUNSHARES
================================================================================
Financial Highlights
Selected data for a share of common stock outstanding throughout the period:

                            1/1/2001   1/1/2000   1/1/1999   1/1/1998   1/1/1997
                               to         to         to         to         to
                          12/31/2001 12/31/2000 12/31/1999 12/31/1998 12/31/1997

                          ---------- ---------- ---------- ---------- ----------
Net Asset Value -
     Beginning of Period      $8.18      $7.35      $7.71      $6.49      $5.37
Net Investment Income
   (Loss)                     (0.03)     (0.04)     (0.04)     (0.03)      0.04
Net Gains or (Losses) on
Securities (realized and
    unrealized)               (0.39)      0.87      (0.32)      1.25       1.12
                             ------      -----     ------      -----       ----
Total from Investment
    Operations                (0.42)      0.83      (0.36)      1.22       1.16

Distributions (from net
    investment income)         0.00       0.00       0.00       0.00      (0.04)
Distributions (from capital
    gains)                    (0.04)      0.00       0.00       0.00       0.00
                             ------      -----      -----      -----       ----
      Total Distributions     (0.04)      0.00       0.00       0.00      (0.04)
Net Asset Value -
      End of Period           $7.72      $8.18      $7.35      $7.71      $6.49

Total Return                 (5.13)%     11.29%    (4.67)%     18.80%     21.61%
Ratios/Supplemental Data
Net Assets - End of Period
   (Thousands)               9,084      9,618      8,648      9,072      7,634
  Ratio of Expenses to
    Average Net Assets
   (before reimbursements)    1.98%      2.22%      1.98%      2.43%      1.99%
  Ratio of Expenses to
    Average Net Assets
   (after reimbursements)     1.98%      2.00%      1.98%      2.00%      1.31%
  Ratio of Net Income to
    Average Net Assets
   (before reimbursements)   (0.41)%    (0.74)%    (0.51)%    (0.86)%    (0.11)%
  Ratio of Net Income to
    Average Net Assets
   (after reimbursements)    (0.41)%    (0.53)%    (0.51)%    (0.43)%     0.58%
Portfolio Turnover Rate       4.08%      9.05%      0.00%      0.00%      0.00%

    The accompanying notes are an integral part of the financial statements.

Morgan FunShares, Inc.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 2001

1.   Significant Accounting Policies

     Morgan FunShares, Inc., (The Fund) is a non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer non-durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

     Securities Valuation:

     The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing:

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:

     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Other:

     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid-in-capital.

2.   Investment Advisory Agreement

     The Fund has entered into an investment advisory agreement with Burton D. Morgan. Burton D. Morgan is a trustee and shareholder of the fund. The Investment Advisor received from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000 for the period from January 1, 2001 through February 28, 2001. Effective March 1, 2001 the investment advisory agreement was amended, whereas, the Fund pays the Investment Advisor an annual fee of .80% of the average value of the Fund's net assets. The Investment Advisor will reimburse the Fund for any management fees which cause the total expenses to exceed 2% of average net assets. The Advisor was paid $75,088 during the year ended December 31, 2001. No reimbursement was required for the year ended December 31, 2001.


3.   Related Party Transactions

     Certain officers and/or directors of the Fund are officers of Fifth Third Bank. Fifth Third Bank provides transfer agency and custody services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     Fifth Third/Maxus Securities, Inc. is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Fifth Third/Maxus Securities, Inc. effected substantially all of the investment portfolio transactions for the Fund for the year ended December 31, 2001. For this service, Fifth Third/Maxus Securities, Inc. received commissions of $1,743 for the year ended December 31, 2001.

4.   Capital Stock and Distribution

     At December 31, 2001, 2,500,000 shares of capital stock without par value were authorized, and paid-in capital amounted to $3,798,755. Transactions in common stock were as follows:


                  Shares sold                          0
                  Shares retired
                                                       0
                  Net Increase                         0
                  Shares Outstanding:
                      Beginning of Period      1,175,990
                                               ---------
                      End of Period            1,175,990
                                               =========

     Distributions to shareholders are recorded on the ex-dividend date. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   Purchases and Sales of Securities

     During the year ended December 31, 2001,  purchases and sales of investment
     securities   other  than  U.S.   Government   obligations   and  short-term
     investments aggregated $369,340 and $550,531 respectively.

6.   Ownership-Control

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Investment Company Act of 1940. As of December 31, 2001, Burt D. Morgan and family members beneficially owned 47.2% of the Fund and Cede & Co. held 43.9% of the Fund in an omnibus account for the benefit of others.

7.   Security Transactions

     For Federal income tax purposes, the cost of investments owned at December 31, 2001 was the same as identified cost.

     At December 31, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

       Appreciation         (Depreciation)       Net Appreciation (Depreciation)
       ------------         --------------       -------------------------------
          5,802,530              (520,714)                  5,281,816

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Directors
Morgan FunShares, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan FunShares, Inc., including the schedule of portfolio investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan FunShares, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
January 9, 2002

                             Morgan Funshares, Inc.
                        1404 East Ninth Street, 6th Floor
                              Cleveland, Ohio 44114
                                 (216) 274-5388

                               Investment Advisor

                                Burton D. Morgan
                           10 West Streetsboro Street
                               Hudson, Ohio 44236

                               Board of Directors

                               William K. Cordier
                                J. Martin Erbaugh
                                James M. Hojnacki
                                  John P. Laird
                                Burton D. Morgan
                                James C. Onorato
                                Robert F. Pincus

                                    Officers

                           Burton D. Morgan, Chairman
                           Robert F. Pincus, President
                        James C. Onorato, Vice-President
                        Catherine Kantorowski, Secretary

                                    Custodian

                               Firstar Bank, N.A.
                                425 Walnut Street
                                  P.O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                 Transfer Agent

                               Firstar Bank, N.A.
                          1555 North Rivercenter Drive
                           Milwaukee, Wisconsin 53212

                                  Legal Counsel

                        Buckingham, Doolittle & Burroughs
                              50 South Main Street
                                  P.O. Box 1500
                                Akron, Ohio 44309

                                     Auditor

                         McCurdy & Associates CPA's Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145

   This report is provided for the general information of the shareholders of
     Morgan Funshares, Inc. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.